                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                                  M-WAVE INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                  M-WAVE INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                                 (M-WAVE LOGO)

                                  M-WAVE, INC.
                              475 Industrial Drive
                             West Chicago, IL 60185

Dear Stockholder:

     You are invited to attend a Special Meeting of Stockholders of M-Wave, Inc. to be held at 475 Industrial Drive, West Chicago, IL 60185, on Tuesday, July 27, 2004 at 10:00 a.m. local time. We are pleased to enclose the notice of the meeting, together with a Proxy Statement, a proxy card and an envelope for returning the proxy card.

     Please carefully review the Proxy Statement and then complete, date and sign your proxy card and return it promptly. If you plan to attend the meeting, please so indicate by marking the box on the proxy card. If you attend the meeting and decide to vote in person, you may withdraw your proxy at the meeting.

     If you have any questions or need assistance in how to vote your shares, please call Investor Relations at (630) 562-5550. Your time and attention to this letter and the accompanying Proxy Statement and proxy card is appreciated.

                                          Sincerely,

                                          /s/ JOSEPH A. TUREK
                                          Joseph A. Turek
                                          Chairman and Chief Executive Officer

July   , 2004

                                 (M-WAVE LOGO)

                                  M-WAVE, INC.
                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

     The Special Meeting of Stockholders of M-Wave, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, July 27, 2004 at 10:00 a.m. local time, at 475 Industrial Drive, West Chicago, IL 60185, for the following purposes:

     1. To elect two Class III Directors for a term expiring in 2007 and one Class II Director for a term expiring in 2006;

     2. To ratify the appointment of McGladrey & Pullen, LLP as auditors of the Company for the 2004 calendar year;

     3. To amend the Company's Certificate of Incorporation to increase the Company's authorized common stock from 10 million shares to 20 million shares and to change the par value of the Company's common stock from $.01 per share to $.005 per share;

     4. To approve the sale and issuance of 30,000 shares of the Company's Series A Preferred Stock and warrants to acquire 1,530,000 shares of the Company's common stock; and

     5. To transact such other business that is properly brought before the meeting.

     Only holders of the Company's common stock of record on the books of the Company at the close of business on July 2, 2004, will be entitled to vote at the Special Meeting.

     The Board of Directors' nominees for Directors are set forth in the accompanying Proxy Statement.

     Your vote is important. All stockholders are invited to attend the Special Meeting in person. However, to assure your representation at the Special Meeting, please mark, date and sign your proxy card and return it promptly in the enclosed envelope. If you plan to attend the Special Meeting, please so indicate by marking the box on the proxy card. Any stockholder attending the Special Meeting may vote in person even if the stockholder returned a proxy card.

                                          By Order of the Board of Directors

                                          /s/ Jim Mayer
                                          Jim Mayer
                                          Secretary

West Chicago, Illinois
July   , 2004

              THE ENCLOSED PROXY CARD, WHICH IS BEING SOLICITED ON
                BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY, CAN BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH
              REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                  M-WAVE, INC.
                              475 Industrial Drive
                             West Chicago, IL 60185

                                PROXY STATEMENT

     The Board of Directors of the Company solicits your proxy for use at the Special Meeting of Stockholders on Tuesday, July 27, 2004, or at any adjournment thereof. The Proxy Statement and the form of proxy card are being mailed to
stockholders commencing on or about July   , 2004.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

REVOCABILITY OF PROXIES

     Any stockholder who executes and returns a proxy card may revoke the same at any time before it is exercised by filing with the Secretary of the Company written notice of such revocation or a duly executed proxy card bearing a later date, or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in and of itself constitute revocation of a proxy.

RECORD DATE

     Stockholders of record at the close of business on July 2, 2004 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. On June 21, 2004, 4,445,369 shares of the Company's common stock were issued and outstanding.

VOTING AND SOLICITATION

     Holders of the Company's common stock of record as of the close of business on the Record Date are entitled to one vote per share of common stock. The Company's Certificate of Incorporation does not provide for cumulative voting rights.

     A plurality of the votes cast at the Special Meeting is required to elect directors. The affirmative vote of the holders of a majority of the shares of the Company's common stock present (either in person or by proxy) and entitled to vote at the Special Meeting is required to approve the amendment to the Company's Certificate of Incorporation. The affirmative vote of a majority of the total votes cast on the proposal is required to ratify the selection of McGladrey & Pullen, LLP as the Company's independent auditors for 2004, and to approve the sale of the preferred stock and warrants. In accordance with Delaware law and the Company's Certificate of Incorporation and Bylaws, (1) for the election of directors, which requires a plurality of the votes cast, only proxies and ballots indicating votes "FOR" or "WITHHELD" are counted to determine the total number of votes cast, and broker non-votes are not counted;
(2) for the approval of the sale of the preferred stock and warrants and the ratification of the selection of accountants, only proxies and ballots indicating votes "FOR" or "AGAINST" are counted to determine the total number of votes cast, and broker non-votes are not counted; and (3) for the adoption of all other proposals, which are decided by a majority of the shares of the stock of the Company present in person or by proxy and entitled to vote, only proxies and ballots indicating votes "FOR," "AGAINST," or "ABSTAIN" on the proposal or providing the designated proxies with the right to vote in their judgment and discretion on the proposal are counted to determine the number of shares present and entitled to vote, and broker non-votes are not counted.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telecopier.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2005 SPECIAL MEETING

     Proposals of stockholders which are intended to be presented by such stockholders at the Company's annual meeting of stockholders to be held in 2005
must be received by the Company no later than March   , 2005 in order that they
may be included in the proxy statement and form of proxy relating to that meeting; provided that, if the Company changes the date of the 2005 annual meeting by more than 30 days from the date of the 2004 annual meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials for the 2005 annual meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of June 1, 2004 by (1) each person known to the Company to beneficially own 5% or more of the Company's common stock, (2) each of the Directors and each executive officer named in the Summary Compensation Table of the Company (the "named executive officers"), and (3) all executive officers and directors of the Company as a group. The number of shares of common stock shown as owned below assumes the exercise of all currently exercisable options held by the applicable person or group, and the percentage shown assumes the exercise of such options and assumes that no options held by others are exercised. Unless otherwise indicated below, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their respective names. For purposes of the following table, each person's "beneficial ownership" of the Company's common stock has been determined in accordance with the rules of the Securities and Exchange Commission (the "Commission").

                                                             NUMBER OF SHARES    PERCENTAGE OF SHARES
NAME OF BENEFICIAL HOLDER                                   BENEFICIALLY OWNED   BENEFICIALLY OWNED(7)
-------------------------                                   ------------------   ---------------------
Joseph A. Turek(1)........................................      1,524,000                33.2%
Gary L. Castagna(2).......................................          5,000                   *
Lavern D. Kramer..........................................              0                   *
Jim Mayer(3)..............................................        132,000                 2.9%
Gregory E. Meyer(4).......................................        110,300                 2.5%
Paul Schmitt(5)...........................................         76,000                 1.7%
All Directors and executive officers as a group (6
  persons)(6).............................................      1,847,300                38.3%

---------------

 *  Less than 1%.

(1) Includes 150,000 shares that may be acquired upon the exercise of immediately exercisable options, or options exercisable within 60 days of June 1, 2004.

(2) Includes 5,000 shares that may be acquired upon the exercise of immediately exercisable options, or options exercisable within 60 days of June 1, 2004.

(3) Includes 132,000 shares that may be acquired upon the exercise of immediately exercisable options, or options exercisable within 60 days of June 1, 2004.

(4) Includes 3,000 shares owned by Mr. Meyer's wife. Mr. Meyer disclaims beneficial ownership of all shares owned by his wife. Also includes 15,000 shares that may be acquired upon the exercise of immediately exercisable options, or options exercisable within 60 days of June 1, 2004.

(5) Includes 76,000 shares of common stock that may be acquired upon the exercise of immediately exercisable options, or options exercisable within 60 days of June 1, 2004.

(6) Includes 378,000 shares that may be acquired by directors and executive officers of the Company upon the exercise of immediately exercisable options, or options exercisable within 60 days of June 1, 2004. See footnotes 1, 2, 3, 4 and 5.

(7) Based on 4,445,369 outstanding shares.

     The address of the person shown in the table above who is a beneficial owner of more than 5% of the Company's common stock is Mr. Turek, c/o M-Wave, Inc., 475 Industrial Drive, West Chicago, Illinois 60185.

                           EQUITY COMPENSATION PLANS

     On December 31, 2003, the Company had the following securities issued and available for future issuance under equity compensation plans:

                                                                                                (C)
                                                                                       NUMBER OF SECURITIES
                                                                                        REMAINING AVAILABLE
                                                 (A)                                    FOR FUTURE ISSUANCE
                                         NUMBER OF SECURITIES           (B)                UNDER EQUITY
                                          TO BE ISSUED UPON       WEIGHTED-AVERAGE      COMPENSATION PLANS
                                             EXERCISE OF         EXERCISE PRICE OF     (EXCLUDING SECURITIES
                                         OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,       REFLECTED IN
                                         WARRANTS AND RIGHTS    WARRANTS AND RIGHTS         COLUMN (A))
                                         --------------------   --------------------   ---------------------
EQUITY COMPENSATION PLANS APPROVED BY    306,025 shares of      $5.63 per share        393,800 shares
  SECURITY HOLDERS.....................  common stock                                  of common stock
EQUITY COMPENSATION PLANS NOT APPROVED   144,000 shares of      $0.67 per share        0 shares of
  BY SECURITY HOLDERS..................  common stock                                  common stock
TOTAL..................................  450,025 shares of      $4.05 per share of     393,800 shares
                                         common stock           common stock           of common stock

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the Company's outstanding common stock, to file reports of ownership and changes in ownership of such securities with the SEC. Officers, directors and greater-than-10% beneficial owners are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms furnished to the Company, and/or written representations from certain reporting persons that no other reports were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and 10% owners during or with respect to the year ended December 31, 2003 were met.

1. ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes, each of whose members serve for a staggered three-year term. The Board is comprised of one Class I Director (Gregory E. Meyer), one Class II Director (Joseph A. Turek) and two Class III Directors (Lavern D. Kramer and Gary L. Castagna).

     The Board of Directors has nominated Lavern D. Kramer and Gary L. Castagna to stand for reelection as Class III Directors for terms ending upon the election of directors at the 2007 annual meeting of stockholders. There is a vacancy in the Class II Directors and the Board of Directors has nominated Jim Mayer for a term ending upon the election of directors at the 2006 annual meeting of stockholders.

     The current Class I Director is not up for election this year and has a term ending upon the election of directors at the 2005 annual meeting of stockholders. The current Class II Director is not up for election this year and has a term ending upon the election of directors at the 2006 annual meeting of stockholders. At the Special Meeting, the shares of the Company's common stock represented by proxies in the form accompanying this Proxy Statement, unless otherwise specified, will be voted to reelect the nominees for Class III Directors and to elect the nominee for Class II Director. The nominees have agreed to serve if elected. However, if any nominees become unable or unwilling to serve if elected, the proxies will be voted for the election of the replacement nominees, if any, recommended by the Board of Directors or, in the alternative, for holding a vacancy to be filled by the Board of Directors. The Board of Directors has no reason to believe that any nominees will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT EACH STOCKHOLDER VOTE "FOR" THE BOARD'S NOMINEES.

NOMINEES FOR ELECTION AT THE SPECIAL MEETING

Class III Directors

     LAVERN D. KRAMER, 67, has been a director of the Company since April 1992. Mr. Kramer was the President of Kester Solder, a division of Litton Industries, from 1970 to 2000. He is a member of the Board of Directors of the Lead Industries Association.

     GARY L. CASTAGNA, 42, has been a director of the Company since January 2001. Mr. Castagna presently serves as Chief Financial Officer of Amcol International Corporation, a company that is engaged in the materials and environmental industries. Mr. Castagna has been the Senior Vice President of Amcol since February 2001. Mr. Castagna was a consultant to Amcol from June 2000 to February 2001 and Vice President of Chemical International Corporation, a former subsidiary of Amcol, from August 1997 to May 2000.

Class II Director

     JIM MAYER, 53, has been our Chief Financial Officer and Chief Administrative Officer since May 14, 2004. He has 18 years of experience, including 12 years as CEO of DiversiCorp, Inc., has managed or directed more than 50 engagements with troubled companies, and has provided a variety of services directly to clients, including due diligence, workout, collateral control, corporate restructuring, bankruptcy support, cross-border secured finance and interim management. Mr. Mayer has served on several boards of directors including the Turnaround Management Association. He has been the Managing Member of Credit Support International, a specialized consulting firm devoted to transitional and troubled middle market companies, since 1985. Pursuant to an agreement between Credit Support International and the Company, Mr. Mayer acted as Chief Restructuring Advisor to the Board of Directors of the Company from April 15, 2003 through May 14, 2004.

DIRECTORS CONTINUING IN OFFICE UNTIL 2006 SPECIAL MEETING

Class II Director

     JOSEPH A. TUREK, 47, is the founder of the Company and has acted as Chairman and Chief Executive Officer since June 1993, and has served as a director of the Company since 1988. Mr. Turek served as President of the Company from 1988 to February 1997. Mr. Turek served for more than five years in various positions at West-Tronics, Inc., a manufacturer of low-frequency circuit boards and a contract assembler of electronic products, with his last position as President in 1987 and 1988. West-Tronics entered into an assignment for the benefit of creditors in December 1988 pursuant to which the Company purchased the assets and assumed certain liabilities of West-Tronics, Inc. Mr. Turek received a B.S.E.E. degree from the University of Notre Dame and an M.B.A. degree from Northwestern University.

DIRECTOR CONTINUING IN OFFICE UNTIL 2005 SPECIAL MEETING

Class I Director

     GREGORY E. MEYER, 54, has been a director since December 2000. Mr. Meyer held various positions at Chemdal Corporation, a subsidiary of Amcol International Corporation, from 1986 to 2000, the most recent of which was Executive Vice President of Chemdal International.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The Board of Directors of the Company held ten meetings during 2003. The Board of Directors also has an Audit Committee and a Compensation Committee. The Board of Directors does not have a Nominating Committee. The Audit Committee held three meetings and the Compensation Committee held two meetings during 2003. The Committees receive their authority and assignments from the Board of Directors and report to the Board of Directors. No Director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and the Committees on which he served during the period for which he was a Director.

     Messrs. Kramer, Meyer and Castagna are members of the Audit Committee. Mr. Castagna qualifies as an audit committee financial expert, and he is "independent" as defined in Rule 4200(a)(15) of the NASD's listing standards. The Audit Committee recommends the engagement of the Company's independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors. The Committee also reviews and evaluates the Company's accounting principles and its system of internal accounting controls. A more detailed description of the function of the Audit Committee may be found in the Audit Committee Charter, which was included as Appendix A to the proxy statement for our 2002 annual meeting. Please see the Audit Committee Report at page below.

     Messrs. Kramer, Meyer and Castagna are the members of the Compensation Committee. The Compensation Committee reviews and approves the Company's executive compensation policy, makes recommendations concerning the Company's employee benefit policies, and has authority to administer the Plan.

     The Board of Directors has not established a Nominating Committee because the full Board of Directors performs such duties. All Directors participate in the consideration of director nominees. The Board of Directors will consider all candidates for director that are recommended by stockholders. Recommendations should be mailed to the Company's principal offices, 475 Industrial Drive, West Chicago, IL 60185, attention: President, at least 120 days prior to the year's annual meeting. Given the evolving restructuring of the Company's business, a primary factor in the consideration of a candidate for director is knowledge of the Company's restructuring, industry and business plan. The Board of Directors gives no special positive or negative consideration to a candidate based on the party that recommended the candidate. All nominees for election at the Special Meeting were nominated by the full Board of Directors.

     Stockholders who wish to communicate directly with one or more directors may do so by mailing such communications to the Company's principal offices 475 Industrial Drive, West Chicago, IL 60185, attention: President. The President will then relay all communications to the appropriate director(s).

     The Company does not have a policy regarding the attendance of directors at annual or special meetings of stockholders. All four directors continuing in office attended the prior year's annual meeting.

                           COMPENSATION OF DIRECTORS

     The Company's compensation policy for non-employee directors currently provides each director with an annual retainer of $5,000 plus $500 per meeting. The Company also reimburses non-employee directors for their reasonable expenses incurred in connection with attending Board meetings. Each non-employee director receives (1) upon election to the Board, options to purchase 10,000 shares of the Company's common stock at the fair market value per share on the date of grant and (2) an annual grant of options to purchase 2,000 shares of the Company's common stock at the fair market value per share on the date of grant.

                        EXECUTIVE OFFICERS' COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

     The following table shows the compensation paid by the Company to the Company's Chief Executive Officer and its one other most highly compensated officer during 2003. No other executive officer of the Company had a total annual salary and bonus for 2003 that exceeded $100,000.

SUMMARY COMPENSATION TABLE

                                                                      ANNUAL COMPENSATION
                                                          -------------------------------------------
                                                                                         OTHER ANNUAL
                                                                                         COMPENSATION
NAME AND PRINCIPAL POSITION                               YEAR     SALARY      BONUS        ($)(1)
---------------------------                               ----     ------      -----     ------------
Joseph A. Turek.......................................    2003    $147,916    $     0          0
(Chairman and CEO)                                        2002    $180,000    $     0          0
                                                          2001    $160,000    $54,000          0
Paul H. Schmitt.......................................    2003    $145,000    $     0          0
(CFO)(2)                                                  2002    $145,000    $     0          0
                                                          2001    $135,000    $45,900          0

---------------
(1) Other annual compensation did not exceed the lesser of $50,000 or 10% of the total salary and bonus.

(2) Resigned as CFO on May 1, 2004.

AGGREGATE OPTION EXERCISES IN 2003 AND 2003 YEAR-END OPTION VALUES

OPTION GRANTS IN 2003

     The following table contains information concerning stock options granted in 2003.

                                  2003 GRANTS

                                                      NO. OF
                                                      SHARES        % OF TOTAL
                                                    UNDERLYING    OPTIONS GRANTED    EXERCISE OR
                                                     OPTIONS      TO EMPLOYEES IN    BASE PRICE     EXPIRATION
NAME                                                GRANTED(A)        FY 2000         ($/SHARE)        DATE
----                                                ----------    ---------------    -----------    ----------
Joseph A. Turek.................................           0              0%              n/a            n/a
Paul Schmitt....................................      76,000           71.6%            $1.25        1/29/12

     The following table sets forth certain information with respect to the unexercised options to purchase the Company's common stock held by the named executive officers at December 31, 2003. None of the named executive officers exercised any stock options during the fiscal year ended December 31, 2003.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES

                                                                  NUMBER OF UNEXERCISED             VALUE OF UNEXERCISED
                                                                     OPTIONS/SARS AT             IN-THE-MONEY OPTIONS/SARS
                                                                        FY-END (#)                    AT FY-END ($)(2)
                         SHARES ACQUIRED         VALUE         ----------------------------    ------------------------------
NAME                     ON EXERCISE (#)    REALIZED ($)(1)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
----                     ---------------    ---------------    -----------    -------------    -----------      -------------
Joseph A. Turek......           --                 --            150,000              0             0                 0
Paul Schmitt.........           --                 --             49,500         26,500             0                 0

---------------
(1) Calculated by taking the market price on the date of exercise, less the exercise price, multiplied by the number of options exercised.

(2) Based on the fair market value of the Company's common stock on December 31, 2003 ($0.53 per share) less the option exercise price.

EMPLOYMENT AGREEMENTS

     Each of Messrs. Turek and Schmitt entered into an employment agreement with the Company, effective as of January 29, 2001, which provides for his continued employment in his present capacity through January 29, 2003. Each of the foregoing agreements continues thereafter indefinitely, unless terminated by either party by giving notice at least six months prior to termination.

     The executives are entitled to the following annual salaries under the employment agreements: Mr. Turek, $160,000; and Mr. Schmitt, $135,000. Each executive is also entitled to an annual bonus of up to 60% of his base salary if the Company achieves threshold performance goals established by the Compensation Committee.

     Under the terms of the employment agreements, if the executive is terminated without cause or resigns with good reason, he is entitled to receive his annual salary for six months; provided, however, that if such termination occurs on or after a sale of all of the stock of the Company or a sale of all or substantially all of the Company's assets, the executive is entitled to receive on the date of such termination a lump-sum payment equal to two times his annual salary instead of the six-month salary referenced above.

     In connection with his employment agreement, the Company granted options to Mr. Schmitt to purchase 40,000 shares of common stock with an exercise price equal to $7.4375 per share. These options vest 40% on the second anniversary of the grant and 20% each anniversary thereafter.

     In January 2003, Mr. Schmitt entered into a new employment agreement with the Company, replacing the January 2001 agreement. The 2003 employment agreement provides for continued employment in his present capacity for two years.

     Under the 2003 employment agreement, Mr. Schmitt is entitled to a $145,000 annual salary and an annual bonus in an amount to be determined by the Board of Directors.

     Under the terms of the 2003 employment agreement, if Mr. Schmitt is terminated without cause or resigns with good reason, he is entitled to receive his annual salary for twelve months; provided, however, that if such termination occurs on or after a sale of all of the stock of the Company or a sale of all or substantially all of the Company's assets, Mr. Schmitt is entitled to receive on the date of such termination a lump-sum payment equal to two times his annual salary instead of the twelve-month salary referenced above. In connection with the employment agreement, the Company agreed to grant to Mr. Schmitt options to purchase 76,000 shares of common stock with an exercise price equal to $1.25 per share.

     On May 1, 2004, Mr. Schmitt's 2003 employment agreement was amended, as Mr. Schmitt resigned as the Company's CFO and became a Special Consultant to the Company through January 29, 2005. Under the 2004 amendment, Mr. Schmitt is paid at an annual rate of $145,000, plus life, medical, dental, and disability insurance benefits; and Mr. Schmitt will work 15 consecutive business days beginning May 3, 2004 and 25 additional full business days prior to August 31, 2004. To the extent the Company requests Mr. Schmitt to work in excess of such 15 business days and 25 business days, the Company will pay Mr. Schmitt at the rate of $70 per hour. Pursuant to the amendment, all unvested Company stock options held by Mr. Schmitt were vested in full on May 1, 2004.

     On May 1, 2004, the Company entered into a new employment agreement with Mr. Turek, which expires December 31, 2006. Under the agreement, the Company agreed to pay Mr. Turek at an annual rate of $125,000 through August 31, 2004, at an annual rate of $195,000 through April 30, 2005, and at an annual rate of $215,000 thereafter. The Company also agreed to pay Mr. Turek, if the Company's gross margin for the 2004 fiscal year exceeds $3,726,000, a bonus for the 2004 fiscal year equal to $15,000 multiplied by a fraction, the numerator of which is the Company's gross margin in such fiscal year and the denominator of which is $3,726,000. Bonuses in subsequent years will be made at the discretion of the Company's Board of Directors. If Mr. Turek's employment is terminated by either Mr. Turek or the Company within certain periods following a "change of control" of the Company, Mr. Turek is entitled to a lump-sum payment equal to 150% of the then-remaining unpaid salary under the employment agreement and all outstanding stock options shall immediately become fully vested.

BONUS PLAN

     Although there is no formal written plan, it is the Company's practice to grant discretionary cash bonuses to the Company's employees on an annual basis. The Compensation Committee has the discretion to award performance bonuses. The Company awarded no bonuses to its employees in 2003.

AUDIT COMMITTEE REPORT

     The Audit Committee's primary function is to assist the Board of Directors in monitoring the integrity of the Company's financial statements, systems of internal control and the audit process. The Committee is currently comprised of three non-employee directors. The Board of Directors and the Committee believe that the Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. that governs audit committee composition, including the requirements that:

     - all audit committee members are "independent directors" as that term is defined by NASD Rule 4200(a)(15);

     - all audit committee members are able to read and understand fundamental financial statements; and

     - at least one audit committee member is financially sophisticated.

     The Committee operates under a written Charter adopted by the Board of Directors that reflects standards contained in the NASD rules. The Audit Committee reviews this Charter annually. A complete copy of the current Charter was attached to the Proxy Statement for our 2002 annual meeting.

     The Committee has reviewed and discussed with management and the independent auditors the Company's audited financial statements as of and for the year ended December 31, 2003.

     In general, Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants, requires the independent auditors to provide the Committee with additional information regarding the scope and results of the audit, including:

     - the independent auditor's responsibilities under general accepted auditing standards;

     - the independent auditor's judgments about the quality of the Company's accounting principles;

     - the adoption of, or a change in, accounting policies;

     - sensitive accounting estimates;

     - accounting for significant unusual transactions and for controversial or emerging areas;

     - significant audit adjustments;

     - unadjusted audit differences considered to be immaterial;

     - other information in documents containing audited financial statements;

     - total fees for management consulting services and types of services rendered;

     - disagreements with management on financial accounting and reporting matters;

     - major issues discussed with management prior to retention;

     - consultation with other accountants;

     - difficulties encountered in performing the audit; and

     - material errors, fraud and illegal acts.

     The Committee has discussed with the independent auditors the matters required to be discussed by this Statement.

     In general, Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, requires the independent auditors to communicate, at least annually, with the Committee regarding all relationships between the independent auditors and the Company that, in the professional judgment of the independent auditors, may reasonably be thought to bear on their independence. The Committee has received and reviewed the written disclosures and the letter from the independent auditors required by this Standard, and the Committee has discussed with the independent auditors the independent auditors' independence. When considering the auditors' independence, the Committee considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the Company's consolidated financial statements was compatible with maintaining their independence and discussed with the auditors any relationships that may impact their objectivity and independence. The Committee also reviewed, among other things, the amount of fees paid to the auditors for audit and non-audit services in 2003. Information about the auditors' fees for 2003 is listed below in this proxy statement under "Independent Auditors." Based on these discussions and considerations, the Committee is satisfied as to the auditors' independence.

     Based on the reviews and discussions referred to above, the Committee recommends to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003. We have also recommended to the Board of Directors that McGladrey & Pullen, LLP be selected as the Company's independent auditors for the fiscal year ending December 31, 2004.

                                          AUDIT COMMITTEE

                                          Lavern D. Kramer
                                          Gregory E. Meyer
                                          Gary L. Castagna

                              CERTAIN TRANSACTIONS

     On April 15, 2003, the Company retained Credit Support International, LLC
(CSI), whose Managing Member is Jim Mayer. Under the Consulting Agreement, Mr. Mayer initially served as a consultant and then as Chief Restructuring Advisor to the Company's Board of Directors to determine the Company's viability and then to facilitate a restructuring of the Company's operations and financial position. The Company and CSI entered into a Consulting Agreement in September 2003. Pursuant to the consulting agreement, the Company agreed to pay CSI a monthly fee of $12,000, a monthly travel and housing allowance of $2,800, an annual health care coverage allowance of $3,600, a bonus of $6,000 per month upon the occurrence of certain events, and a fee upon the completion of certain types of financing or other transactions. As part of the agreement, the Company granted 144,000 options to acquire the Company's common stock to Mr. Mayer at an exercise price of $0.67 per share. The options vest ratably over a one-year period commencing in September 2003, and the options expire on April 15, 2008.

2. INDEPENDENT AUDITORS

     The Board of Directors recommends that the stockholders ratify the appointment of McGladrey & Pullen, LLP by voting "FOR" ratification of McGladrey & Pullen, LLP as the Company's auditors for 2004. In the event such selection is not ratified, the Board of Directors will reconsider its selection.

     McGladrey & Pullen, LLP has not previously audited the Company's financial statements. Representatives of McGladrey & Pullen, LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     McGladrey & Pullen LLP replaces Grant Thornton, LLP, which has audited the Company's financial statements since 1998. No representatives of Grant Thornton, LLP are expected to attend the meeting. Grant Thornton was dismissed effective April 15, 2004 with the approval of the Company Board of Directors. The

Company believes the change is in its best interests in terms of expense and scale of services required by the Company's restructured operations. The reports of Grant Thornton, LLP on the Company's financial statements for the fiscal years ended December 31, 2003 and December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that each such report did contain an explanatory paragraph discussing the Company's ability to continue as a going concern. During the Company's fiscal years ended December 31, 2003 and December 31, 2002, and the subsequent period through the date of its dismissal, there were no disagreements between the Company and Grant Thornton, LLP as to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton, LLP, would have caused it to make reference to the subject matter of the dispute in connection with its reports.

AGGREGATE FEE FOR 2003 AND 2002

     This table shows the aggregate fees billed to the Company for the fiscal years ended December 31, 2002 and December 31, 2003 by Grant Thornton LLP.

                                                              2002      2003
                                                             -------   -------
                - Audit Fees(a):.........................    $91,643   $73,119
                - Audit-Related Fees(b):.................      8,300     1,836
                - Tax Fees:..............................     57,188    62,515
                - All Other Fees:........................          0         0

(a) All of these fees are for the audit of our financial statements for 2003, and for quarterly reviews.

(b) These fees are for auditing the benefit plan.

     All of the non-audit services disclosed above for 2003 were pre-approved by the Audit Committee in accordance with the procedures described below. The Audit Committee considered whether the non-audit consulting services provided by the auditors' firm could impair the auditors' independence and concluded that such services have not impaired the auditors' independence.

     All services to be provided by McGladrey & Pullen, LLP are subject to pre-approval by the Audit Committee. The Chairman of the Audit Committee informally pre-approves audit and non-audit services, up to $5,000, with such pre-approvals subsequently ratified by the full Audit Committee. Typically, however, the Audit Committee itself reviews the matters to be approved. The Audit Committee periodically monitors the services rendered by and actual fees paid to the independent auditors to ensure that such services are within the parameters approved by the Audit Committee. The Sarbanes-Oxley Act prohibits an issuer from obtaining certain non-audit services from its auditing firm so as to avoid certain potential conflicts of interest; the Company will not obtain any of these prohibited services from McGladrey & Pullen, LLP, and the Company is able to obtain such services from other service providers at competitive rates.

     The Company paid no fees to McGladrey & Pullen, LLP in 2002 or 2003.

3. AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES, AND TO REDUCE THE PAR VALUE, OF THE COMPANY'S COMMON STOCK

     On October 24, 2000, M-Wave's Board of Directors declared a two-for-one split of the Company's common stock, which was completed through a stock dividend paid on November 28, 2000 to shareholders of record on November 13, 2000. Prior to the two-for-one split, the Company's common stock had a par value of $.01 per share. Since the split, the Company's balance sheet has recorded a par value of $.005 per share of common stock on its balance sheet, as a result of the split. The Company now desires to amend its certificate of incorporation to make the par value in the certificate of incorporation consistent with the recorded par value of $.005 per share.

     In addition, the Company proposes to increase the number of authorized shares of common stock from 10 million shares to 20 million shares of common stock. There are no preemptive rights to purchase any such shares. As noted in proposal 4 below, the Company proposes to issue 30,000 shares of preferred stock and warrants to purchase 1,530,000 shares of common stock. Upon issuance, those shares of preferred stock would be convertible into as many as 3,061,224 shares of common stock. The Company currently has 6,180,037 shares of common stock issued and outstanding, or reserved for issuance, and therefore could not reserve all shares of common stock issuable upon conversion of the preferred stock and exercise of the warrants. The amendment to the Company's certificate of incorporation would increase the authorized common stock in an amount sufficient to allow the Company to reserve all shares issuable upon conversion of such preferred stock and exercise of such warrants and provide for future issuances from time to time in the judgment of the directors of the Company. Although the approval of this proposal 3 is not a condition to the consummation of the transaction described in proposal 4 below, the Company will need the additional shares authorized by this proposal 3 to comply with its obligations following consummation of the transaction described in proposal 4.

     A copy of the amendment to the Company's certificate of incorporation is attached hereto as Appendix A. The Company's Board of Directors has adopted the proposed amendment to the certificate of incorporation and recommends that the stockholders approve such amendment. The affirmative vote of the holders of a majority of the shares of the Company's common stock present (either in person or by proxy) and entitled to vote at the Special Meeting is required to approve the amendment to the Company's Certificate of Incorporation. Messrs. Turek and Meyer, who own 36.8% of the outstanding shares of common stock, have indicated that they intend to vote for this proposal.

4. APPROVAL OF SALE OF PREFERRED STOCK AND WARRANTS

     The Board of Directors of the Company has approved the issuance of 30,000 shares of the Company's newly designated Series A Preferred Stock to Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP, and Monarch Pointe, Ltd. (the "Purchasers"), for $100 per share, or an aggregate of $3,000,000. The Company will also issue warrants to purchase an aggregate of 1,530,000 shares of common stock, in consideration for the aggregate proceeds of $3,000,000, to the Purchasers and Mercator Advisory Group, LLC, an affiliate of the Purchasers. The Company will pay a due diligence fee of $160,000 and legal expenses of up to $15,000 to Mercator Advisory Group, LLC.

     The Series A Preferred Stock is nonvoting, bears no dividend, has no sinking fund provisions, and has a sole preference of priority at par in liquidation over the Company's common stock and any prior or subsequent series of preferred stock. Each share of Series A Preferred Stock is convertible into shares of common stock at $100 per share of preferred stock and a conversion price for the common stock equal to 85% of the market price of the Company's common stock at the time of the conversion; provided that in no event shall the conversion price be less than $0.98 per share or greater than the lesser of (a) the closing price of the Company's common stock on June 17, 2004 (which closing price was $1.15) or (b) the closing price on the closing date of the sale of the preferred stock. The full rights of the Series A Preferred Stock are set forth in the Certificate of Designations attached to this Proxy Statement as Appendix B.

     The warrants will be allocated among the designated recipients by Mercator Advisory Group, LLC, on the closing date of the sale of the Series A Preferred Stock, and will be exercisable for three years at an exercise price of $1.27 (i.e., 110% of the market price of the Company's common stock on June 17, 2004). A copy of the form of the warrants to be issued is attached to this Proxy Statement as Appendix C.

     The Company has agreed to file a registration statement with the U.S. Securities and Exchange Commission ("SEC") registering the shares of common stock issuable upon conversion of the preferred stock and exercise of the warrants, and to use diligent efforts to have the registration statement declared effective within 90 days (120 days if the SEC reviews the filing) after the initial filing of the registration statement. Under the terms of the agreements with the Purchasers, the ownership of the Company's common stock by the Purchasers will not exceed 9.9% of the total outstanding shares at any one time. In addition, the

Purchasers agreed not to sell, in any trading day, shares of the Company's common stock in excess of 15% of the total shares traded on such trading day.

     Events of default under the preferred stock include (a) commencement of a voluntary or involuntary case or proceeding in bankruptcy with respect to the Company; (b) failure to file the registration statement specified above within 30 days after the closing of the offering; (c) failure to maintain the listing of the Company's common stock on NASDAQ; or (d) failure to have the registration statement deemed effective by the SEC within 90 days (120 days if the SEC reviews the filing) after the initial filing. Upon the occurrence of an event of default, the conversion price of the preferred stock shall be reduced from 85%, as set forth above, to 75% of the applicable market price. In addition, if the Company fails to file the registration statement within 30 days after closing of the offering, the Company is required to pay an amount equal to 1% of the purchase price (i.e., $30,000) of the preferred stock for each day that the filing is late. The change in conversion price and the 1% payment per day that the filing is late are the exclusive remedies for an event of default.

     The proceeds of the offering will be used by the Company for general working capital purposes consistent with the Company's business strategy, including potential acquisitions. In addition to raising money for general working capital purposes, the Company is seeking to complete the sale of the Series A Preferred Stock and issuance of the warrants in order to increase its stockholders equity and maintain compliance with the "continued" listing standards of the NASDAQ SmallCap Market. Such continued listing standards include a requirement (NASDAQ Marketplace Rule 4310(c)(2)) that the Company maintain either a market value of listed securities of $35 million, a stockholders equity of $2.5 million or net income from continuing operations of $500,000. The Company does not currently meet any of these requirements, and the NASDAQ Staff has issued a Determination on May 14, 2004 that the Company's common stock will be delisted unless the Company takes action to bring the Company into compliance with the continued listing standards. On March 31, 2004, the Company's stockholders equity was $839,252. The closing of the sale of the preferred stock and warrants would increase the Company's stockholders equity by the amount of the net proceeds of the offering, which are expected to be approximately $2,625,000 (after estimated fees and expenses of $375,000). The Company's receipt of such net proceeds from the offering would be expected to bring the Company into compliance with this requirement of the continued listing standards of the NASDAQ SmallCap Market.

     On June 18, 2004, representatives of the Company presented to a NASDAQ Listing Qualifications Panel its plan for future compliance with the stockholders equity requirements under Marketplace Rule 4310(c)(2). The plan is founded upon the completion of the proposed sale of Series A Preferred Stock and issuance of the warrants, and projections for operating results that do not erode this stockholders equity. The Company expects a decision by the Panel within two to three weeks after the hearing, and therefore prior to the Special Meeting, and the Company has no assurances of the decision. The Board of Directors believes that it is in the Company's best interests to remain listed on the NASDAQ SmallCap Market and that the consummations of the sale of Series A Preferred Stock and issuance of the warrants is essential to maintaining such listing. However, the Company may not be able to prevent an delisting of the Company's comment stock, even if such transaction is consummated. If the Company's common stock is delisted, the Company would need to meet the NASDAQ SmallCap Market's higher "initial" listing standards to list the Company's common stock again. In particular, the stockholders equity requirement is $5 million under the initial listing standards, as opposed to $2.5 million under the continued listing standards.

     Stockholder approval of the sale of the preferred stock and issuance of the warrants is required by NASDAQ Marketplace Rules, and the affirmative vote of a majority of the total votes cast on the proposal is required to obtain such stockholder approval. Messrs. Turek and Meyer, who own 36.8% of the outstanding shares of common stock, have indicated that they intend to vote for this proposal.

     If stockholder approval is obtained or if the Company is delisted from the NASDAQ SmallCap Market (thereby eliminating the requirement for stockholder approval), the proposed sale of Series A Preferred Stock and issuance of warrants will be consummated. If the Company maintains its listing on the NASDAQ SmallCap Market but stockholder approval is not obtained, the Company's Board of Directors will make a determination of whether to consummate the transaction and the Purchasers will have the option to terminate the proposed transaction.

5. OTHER MATTERS

     The Board of Directors of the Company is not aware that any matter other than those listed in the Notice of Meeting is to be presented for action at the Special Meeting. If any of the Board's nominees is unavailable for election as a Director or any other matter should properly come before the meeting, it is intended that votes will be cast pursuant to the proxy card in respect thereto in accordance with the best judgment of the person or persons acting as proxies.

FINANCIAL INFORMATION

     The Company's financial statements for the year ended December 31, 2003 are included in the Company's 2003 Annual Report to Stockholders. Copies of the annual report are being sent to the Company's stockholders concurrently with the mailing of this proxy statement. If you have not received or had access to the annual report, please notify the Corporate Secretary at M-Wave, Inc., 475 Industrial Drive, West Chicago, IL 60185, Attn: Corporate Secretary, (630) 562-5550 and a copy will be sent to you. The Company's annual report and this proxy statement are also available on the U.S. Securities and Exchange Commission's website (www.sec.gov).

                                                                      APPENDIX A

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF

                                  M-WAVE, INC.

     M-Wave, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that the amendment to the Corporation's Certificate of Incorporation as set forth in the following resolution was duly adopted in accordance with the provisions of the General Corporation Law of the State of Delaware:

     RESOLVED, that Section 4 of the Certificate of Incorporation of the Corporation be amended in its entirety to read as follows:

          "4. Authorized Capital. The total number of shares of all classes of stock that the Corporation shall have authority to issue is Twenty-One Million (21,000,000), of which One Million (1,000,000) shall be shares of preferred stock with a par value of One Cent ($0.01) per share (the "Preferred Stock") and Twenty Million (20,000,000) shall be shares of Common Stock with a par value of One-Half of One Cent ($0.005) per share (the "Common Stock")."

     IN WITNESS WHEREOF, M-Wave, Inc. has caused this Certificate of Amendment
to be executed by its duly authorized officer as of           , 2004.

                                          M-WAVE, INC.

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                      APPENDIX B

                                 CERTIFICATE OF
                   DESIGNATIONS OF PREFERENCES AND RIGHTS OF
                      SERIES A CONVERTIBLE PREFERRED STOCK
                                       OF

                                  M-WAVE, INC.
                             A DELAWARE CORPORATION

     The undersigned, Joseph A. Turek and Jim Mayer, certify that:

     1. They are the duly acting President and Secretary, respectively, of M-WAVE, INC., a corporation organized and existing under the Corporation Code of the State of Delaware (the "Corporation").

     2. Pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, and pursuant to the provisions of the Corporations Code of the State of Delaware said Board of Directors, pursuant to a meeting held June 11, 2004, adopted a resolution establishing the rights, preferences, privileges and restrictions of, and the number of shares comprising, the Corporation's Series A Convertible Preferred Stock, which resolution is as follows:

     RESOLVED, that a series of Preferred Stock in M-Wave, Inc., a Delaware corporation (the "Corporation"), having the rights, preferences, privileges and restrictions, and the number of shares constituting such series and the designation of such series, set forth below be, and it hereby is, authorized by the Board of Directors of the Corporation pursuant to authority given by the Corporation's Certificate of Incorporation.

     NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby fixes and determines the Designations of, the number of shares constituting, and the rights, preferences, privileges and restrictions relating to, a new series of Preferred Stock as follows:

          (a) Determination. The series of Preferred Stock is hereby designated Series A Convertible Preferred Stock (the "SERIES A PREFERRED STOCK").

          (b) Authorized Shares. The number of authorized shares constituting the Series A Preferred Stock shall be thirty thousand (30,000) shares of such series.

          (c) Dividends. The holder of the Series A Preferred Stock shall only be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

          (d) Liquidation Preference.

             (i) Preference upon Liquidation, Dissolution or Winding Up. In the event of any dissolution or winding up of the Corporation, whether voluntary or involuntary, holders of each outstanding share of Series A Preferred Stock shall be entitled to be paid first out of the assets of the Corporation available for distribution to shareholders, whether such assets are capital, surplus or earnings, an amount equal to $100.00 (the "SERIES A PURCHASE PRICE") per share of Series A Preferred Stock held (as adjusted for any stock splits, stock dividends or recapitalizations of the Series A Preferred Stock) and any declared but unpaid dividends on such share, before any payment shall be made to the holders of the Common Stock, or any other stock of the Corporation ranking junior to the Series A Preferred Stock with regard to any distribution of assets upon liquidation, dissolution or winding up of the Corporation. The holders of the Series A Preferred Stock shall be entitled to share ratably, in accordance with the respective preferential amounts payable on such stock, in any distribution which is not sufficient to pay in full the aggregate of the amounts payable thereon. If, upon any liquidation, dissolution or winding up of the Corporation, the assets to be distributed to the holders of the Series A Preferred Stock shall be insufficient to permit payment to such shareholders of the full preferential amounts aforesaid, then all of the assets of the Corporation available for distribution to shareholders shall be distributed to the holders of Series A Preferred Stock. Each holder of the Series A Preferred Stock shall be entitled to receive that portion of the assets available for distribution as the number of outstanding shares of Series A Preferred Stock held by such holder bears to the total number of shares of Series A Preferred Stock. Such payment shall constitute payment in full to the holders of the Series A Preferred Stock upon the liquidation, dissolution or winding up of the Corporation. After such payment shall have been made in full, or funds necessary for such payment shall have been set aside by the Corporation in trust for the account of the holders of Series A Preferred Stock, so as to be available for such payment, such holders of Series A Preferred Stock shall be entitled to no further participation in the distribution of the assets of the Corporation.

             (ii) Consolidation, Merger and Other Corporate Events. A consolidation or merger of the Corporation (except into or with a subsidiary corporation) or a sale, lease, mortgage, pledge, exchange, transfer or other disposition of all or substantially all of the assets of the Corporation or any reclassification of the stock of the Corporation (other than a change in par value or from no par to par, or from par to no par or as the result of an event described in subsection
        (iv), (v), (vi) or (viii) of paragraph (f)), shall be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this paragraph (d); provided however, in the case of a merger, if (a) the Company is the surviving entity, (b) the Company's shareholders hold a majority of the shares of the surviving entity, and (c) the Company's directors hold a majority of the seats on the board of directors of the surviving entity, then such merger shall not be regarded as a liquidation, dissolution or winding up within the meaning of this paragraph (d). In no event shall the issuance of new classes of stock, whether senior, junior or on a parity with the Series A Preferred Stock, or any stock splits, be deemed a "reclassification" under or otherwise limited by the terms hereof.

             (iii) Distribution of Cash and Other Assets. In the event of a liquidation, dissolution or winding up of the Corporation resulting in the availability of assets other than cash for distribution to the holders of the Series A Preferred Stock, the holders of the Series A Preferred Stock shall be entitled to a distribution of cash and/or assets equal to the value of the liquidation preference stated in subsection (i) of this paragraph (d), which valuation shall be made solely by the Board of Directors, and provided that such Board of Directors was acting in good faith, shall be conclusive.

             (iv) Distribution to Junior Security Holders. After the payment or distribution to the holders of the Series A Preferred Stock of the full preferential amounts aforesaid, the holders of Series A Preferred Stock shall have no further rights in respect of such Series A Stock which shall become null and void, and the holders of the Common Stock then outstanding, or any other stock of the Corporation ranking as to assets upon liquidation, dissolution or winding up of the Corporation junior to the Series A Preferred Stock, shall be entitled to receive ratably all of the remaining assets of the Corporation.

             (v) Preference; Priority. References to a stock that is "SENIOR" to, on a "PARITY" with or "JUNIOR" to other stock as to liquidation shall refer, respectively, to rights of priority of one series or class of stock over another in the distribution of assets on any liquidation, dissolution or winding up of the Corporation. The Series A Preferred Stock shall be senior to the Common Stock of the Corporation and senior to any subsequent series of Preferred Stock issued by the Corporation.

          (e) Voting Rights. Except as otherwise required by law, the holder of shares of Series A Preferred Stock shall not have the right to vote on matters that come before the shareholders.

          (f) Conversion Rights. The holders of Series A Preferred Stock will have the following conversion rights:

             (i) Right to Convert. Subject to and in compliance with the provisions of this paragraph (f), any issued and outstanding shares of Series A Preferred Stock may, at the option of the holder, be converted at any time or from time to time into fully paid and non-assessable shares of Common Stock at the conversion rate in effect at the time of conversion, determined as provided herein;

        provided, that a holder of Series A Preferred Stock may at any given time convert only up to that number of shares of Series A Preferred Stock so that, upon conversion, the aggregate beneficial ownership of the Corporation's Common Stock (calculated pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of such holder and all persons affiliated with such holder is not more than 9.99% of the Corporation's Common Stock then outstanding.

             (ii) Mechanics of Conversion. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Common Stock, and shall give written notice to the Corporation at such office that he elects to convert the same and shall state therein the number of shares of Series A Preferred Stock being converted. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder of Series A Preferred Stock a certificate or certificates for the number of shares of Common Stock to which he shall be entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

             (iii) Conversion Price. The number of shares into which one share of Series A Preferred Stock shall be convertible shall be determined by dividing $100.00 (the "Series A Purchase Price") by the then existing Conversion Price (as set forth below) (the "Conversion Ratio"). The "Conversion Price" per share for the Series A Preferred Stock shall be equal to eighty-five percent (85%) of the Market Price (as defined below and subject to adjustment as described below), rounded to the nearest penny; provided, however, that subject to the provisions of the next sentence, in no event shall the Conversion Price be less than $0.98 per share (the "FLOOR PRICE") or exceed the lesser of the closing price of the Corporation's Common Stock on (a) June 4, 2004, (b) June 17, 2004, or (c) the Closing Date (as that term is defined in the Subscription Agreement of even date herewith) per share (the "Ceiling Price"). The Floor Price and Ceiling Price shall be further adjusted upon the occurrence of any event in paragraph (f)(iv).

             For purposes of determining the Conversion Price, the "MARKET PRICE" shall be the average of the lowest three inter-day trading prices of the Corporation's Common Stock (which need not occur on consecutive trading days) during the 10 trading days immediately preceding the conversion date (which may include trading days prior to the original issue date), provided, that such 10 trading day period shall be extended by the number of trading days during such period on which (i) trading in the Corporation's Common Stock is suspended by, or not traded on, the OTC Bulletin Board or a subsequent market on which the common stock is then traded, or (ii) after the date of Registration Statement (the "Registration Statement") for the underlying shares of common stock of the Corporation into which the Series A Preferred Stock may be converted is declared effective by the SEC, the prospectus included in the Registration Statement may not be used by the holder for resale of underlying shares of common stock, is suspended by, or not traded on, the OTC Bulletin Board or a subsequent market on which the common stock is then listed, or (iii) after the date the Registration Statement is declared effective by the SEC, the prospectus included in the Registration Statement for the underlying shares may not be used by the holder for the resale of underlying shares of common stock (provided such inability to use the prospectus is not (a) caused by the holder or
        (b) as a result of the Company's filing of post-effective amendments to the Registration Statement.)

             For purposes of illustration only, assuming the Ceiling Price is $1.60 per share, if the Market Price is $1.50 at time of conversion, the Conversion Ratio will be $100.00/$1.28, allowing the 30,000 shares of Series A Preferred Stock to be converted into 2,343,750 shares of Common Stock. On the other hand, if the Market Price is $1.00 at time of conversion, the Conversion Ratio will be $100.00/$0.98, allowing the 30,000 shares of Preferred Stock to be converted into 3,061,224 shares of Common Stock.

             If an Event of Default occurs, as defined in the Subscription Agreement for the Series A Preferred Stock, the Conversion Price shall be reduced to seventy percent (75%) of the Market Price, provided, however, in no event shall the Conversion Price be less than the Floor Price.

             (iv) Adjustment for Stock Splits and Combinations. If the Corporation shall at any time, or from time to time after the date shares of the Series A Preferred Stock are first issued (the "ORIGINAL ISSUE DATE"), effect a subdivision of the outstanding Common Stock, the Floor Price and Ceiling Price in effect immediately prior thereto shall be proportionately decreased, and conversely, if the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Floor Price and Ceiling Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph (f)(iv) shall become effective at the close of business on the date the subdivision or combination becomes effective.

             (v) Adjustment for Certain Dividends and Distributions. In the event the Corporation at any time, or from time to time after the Original Issue Date, shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Floor Price and Ceiling Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Floor Price and Ceiling Price then in effect by a fraction:

                (A) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                (B) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Floor Price and Ceiling Price shall be recomputed accordingly as of the close of business on such record date and thereafter, the Floor Price and Ceiling Price shall be adjusted pursuant to this paragraph (f)(v) as of the time of actual payment of such dividends or distributions.

             (vi) Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of such Series A Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had their Series A Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period giving application to all adjustments called for during such period under this paragraph (f) with respect to the rights of the holders of the Series A Preferred Stock.

             (vii) Adjustment for Reclassification Exchange or Substitution. If the Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this paragraph (f)), then and in each such event the holder of each share of Series A Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

             (viii) Reorganization, Mergers, Consolidations or Sales of
        Assets. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this paragraph (f)) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of such Series A Preferred Stock, the number of shares of stock or other securities or property of the Corporation or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this paragraph (f) with respect to the rights of the holders of the Series A Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this paragraph (f) (including adjustment of the Floor Price and Ceiling Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

             (ix) Certificate of Adjustment. In each case of an adjustment or readjustment of the Floor Price and Ceiling Price or the securities issuable upon conversion of the Series A Preferred Stock, the Corporation shall compute such adjustment or readjustment in accordance herewith and the Corporation's Chief Financial Officer shall prepare and sign a certificate showing such adjustment or readjustment, and shall mail such certificate by first class mail, postage prepaid, to each registered holder of the Series A Preferred Stock at the holder's address as shown in the Corporation's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.

             (x) Notices of Record Date. In the event of (A) any taking by the Corporation of a record of the holders of any class or series of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or (B) any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation or any transfer of all or substantially all of the assets of the Corporation to any other corporation, entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series A Preferred Stock at least 10 days prior to the record date specified therein, a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and (3) the time, if any is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares, of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

             (xi) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of the Corporation's Common Stock on the date of conversion, as determined in good faith by the Board of Directors.

             (xii) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, three million sixty-one thousand two hundred twenty-four (3,061,224) shares of Common Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

             (xiii) Notices. Any notice required by the provisions of this paragraph (f) to be given to the holders of shares of Series A Preferred Stock shall be deemed given (A) if deposited in the United States mail, postage prepaid, or (B) if given by any other reliable or generally accepted means (including by facsimile or by a nationally recognized overnight courier service), in each case addressed to each holder of record at his address (or facsimile number) appearing on the books of the Corporation.

             (xiv) Payment of Taxes. The Corporation will pay all transfer taxes and other governmental charges that may be imposed in respect of the issue or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock.

             (xv) No Dilution or Impairment. The Corporation shall not amend its Articles of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, without the approval of a majority of the then outstanding Series A Preferred Stock.

          (g) No Reissuance of Preferred Stock. Any shares of Series A Preferred Stock acquired by the Corporation by reason of purchase, conversion or otherwise shall be canceled, retired and eliminated from the shares of Series A Preferred Stock that the Corporation shall be authorized to issue. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth in the Articles of Incorporation or in any certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

          (h) Non-transferable. The Series A Preferred Stock is non-transferable except by operation of law.

          (i) Severability. If any right, preference or limitation of the Series A Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule, law or public policy, all other rights, preferences and limitations set forth herein that can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall nevertheless remain in full force and effect, and no right, preference or limitation herein shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

     3. The number of authorized shares of Preferred Stock of the Corporation is 1,000,000, and the number of shares of Series A Stock, none of which has been issued, is 30,000.

     Each of the undersigned declares under penalty of perjury that the matters set out in the foregoing Certificate are true of his own knowledge. Executed at
West Chicago, Illinois, on this      day of           , 2004.

                                          --------------------------------------
                                          Name: Joseph A. Turek
                                          Title:   President

                                          --------------------------------------
                                          Name: Jim Mayer
                                          Title:   Secretary

                                                                      APPENDIX C

                        WARRANT TO PURCHASE COMMON STOCK

                                FORM OF WARRANT

     THIS WARRANT AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                        WARRANT TO PURCHASE COMMON STOCK

NUMBER OF SHARES.........................  Up to          shares (subject to adjustment)
WARRANT PRICE............................  $1.27 per share
ISSUANCE DATE............................          , 2004
EXPIRATION DATE..........................          , 2007

     THIS WARRANT CERTIFIES THAT for value received,           or its registered
assigns (hereinafter called the "HOLDER") is entitled to purchase from M-Wave, Inc. (hereinafter called the "COMPANY"), the above referenced number of fully paid and nonassessable shares (the "SHARES") of common stock (the "COMMON STOCK"), of Company, at the Warrant Price per Share referenced above; the number of shares purchasable upon exercise of this Warrant referenced above being subject to adjustment from time to time as described herein. This Warrant is issued in connection with that certain Subscription Agreement dated as of June
  , 2004, by and between the Company and Holder (the "SUBSCRIPTION AGREEMENT"). The exercise of this Warrant shall be subject to the provisions, limitations and restrictions contained herein.

1.  TERM AND EXERCISE.

     1.1 Term. This Warrant is exercisable in whole or in part (but not as to any fractional share of Common Stock), at any time and from time to time after the date hereof prior to 6:00 p.m. on the Expiration Date set forth above.

     1.2 Warrant Price. The Warrant shall be exercisable at the Warrant Price described above.

     1.3  Maximum Number of Shares.  The maximum number of Shares of Common
Stock exercisable pursuant to this Warrant is           Shares. However,
notwithstanding anything herein to the contrary, in no event shall the Holder be permitted to exercise this Warrant for a number of Shares greater than the number that would cause the aggregate beneficial ownership of the Company's Common Stock (calculated pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of the Holder and all persons affiliated with the Holder to equal 9.99% of the Company's Common Stock then outstanding.

     1.4 Procedure for Exercise of Warrant. Holder may exercise this Warrant by delivering the following to the principal office of the Company in accordance with Section 5.1 hereof: (i) a duly executed Notice of Exercise in substantially the form attached as Schedule A, (ii) payment of the Warrant Price then in effect for each of the Shares being purchased, as designated in the Notice of Exercise, and (iii) this Warrant. Payment of the Warrant Price may be in cash, certified or official bank check payable to the order of the Company, or wire transfer of funds to the Company's account (or any combination of any of the foregoing) in the amount of the Warrant Price for each share being purchased.

     1.5 Delivery of Certificate and New Warrant. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or such other name or names as may be designated by the Holder, together with any other securities or other property which the Holder is entitled to receive upon exercise of this Warrant, shall be delivered to the Holder hereof, at the Company's expense, within a reasonable time, not exceeding fifteen (15) calendar days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of Shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price was received by the Company, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is on a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such Shares at the close of business on the next succeeding date on which the stock transfer books are open.

     1.6 Restrictive Legend. Each certificate for Shares shall bear a restrictive legend in substantially the form as follows, together with any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Shares may, at the time of such exercise, be listed:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended and may not be sold, offered for sale, transferred or pledged in the absence of such registration or an exemption therefrom under such Act."

     Any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless, in the opinion of counsel for the Holder thereof (which counsel shall be reasonably satisfactory to the Company), the securities represented thereby are not, at such time, required by law to bear such legend.

     1.7 Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying to Holder an amount computed by multiplying the fractional interest by the Current Market Price (as defined below) of a full Share. For purposes of this Warrant, the "CURRENT MARKET PRICE" of one share of Common Stock as of a particular date shall be determined as follows: (i) if traded on a national securities exchange or through the Nasdaq Stock Market, the Current Market Price shall be deemed to be the volume weighted average trading price of the Common Stock on such exchange as of five business days immediately prior to such date (or if no reported sales took place on such day, the last date on which any such sales took place prior to the date of exercise); (ii) if traded over-the-counter but not on the Nasdaq Stock Market, the Current Market Price shall be deemed to be the average of the closing bid and asked prices as of five business days immediately prior to such date; and
(iii) if there is no active public market, the Current Market Price shall be the fair market value of the Common Stock as of such date, as determined in good faith by the Board of Directors of the Company.

2.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

     2.1  Representations and Warranties.

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has all necessary power and authority to perform its obligations under this Warrant;

          (b) The execution, delivery and performance of this Warrant has been duly authorized by all necessary actions on the part of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; and

          (c) This Warrant does not violate and is not in conflict with any of the provisions of the Company's Amended and Restated Articles of Incorporation or Certificate of Determination, Bylaws and any resolutions of the Company's Board of Directors or stockholders, or any agreement of the Company, and no event has occurred and no condition or circumstance exists that might (with or without notice or lapse of time) constitute or result directly or indirectly in such a violation or conflict.

     2.2 Issuance of Shares. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise in full of the rights represented by this Warrant. If at any time the number of authorized but unissued shares of Common Stock of the Company shall not be sufficient to effect the exercise of the Warrant in full, subject to the limitations set forth in Section 1.3 hereto, then the Company will take all such corporate action as may, in the opinion of counsel to the Company, be necessary or advisable to increase the number of its authorized shares of Common Stock as shall be sufficient to permit the exercise of the Warrant in full, subject to the limitations set forth in Section 1.3 hereto, including without limitation, using its best efforts to obtain any necessary stockholder approval of such increase. The Company further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange or the Nasdaq Stock Market, the Company will, if permitted by the rules of such exchange or market, list and keep listed on such exchange or market, upon official notice of issuance, all shares of such Common Stock issuable upon exercise of this Warrant.

3.  OTHER ADJUSTMENTS.

     3.1 Subdivision or Combination of Shares. In case the Company shall at any time subdivide its outstanding Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, and the number of Shares subject to this Warrant shall be proportionately increased, and conversely, in case the outstanding Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, and the number of Shares subject to this Warrant shall be proportionately decreased.

     3.2 Dividends in Common Stock, Other Stock or Property. If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor:

          (a) Common Stock, Options or any shares or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

          (b) any cash paid or payable otherwise than as a regular cash dividend; or

          (c) Common Stock or additional shares or other securities or property (including cash) by way of spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement (other than Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 3.1 above) or additional shares, other securities or property issued in connection with a Change (as defined below) (which shall be covered by the terms of Section 3.4 below), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (b) above and this clause (c)) which such Holder would hold on the date of such exercise had such Holder been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

     3.3 Reorganization, Reclassification, Consolidation, Merger or Sale. If any recapitalization, reclassification or reorganization of the share capital of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its shares and/or assets or other transaction (including, without limitation, a sale of substantially all of its assets followed by a liquidation) shall be effected in such a way that holders of Common Stock shall be entitled to receive shares, securities or other assets or property (a "Change"), then, as a condition of such Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares, securities or other assets or property as may be issued or payable with respect to or in exchange for the number of outstanding Common Stock which such Holder would have been entitled to receive had such Holder exercised this Warrant immediately prior to the consummation of such Change. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to give effect to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 3.3 shall similarly apply to successive Changes.

4.  OWNERSHIP AND TRANSFER.

     4.1 Ownership of This Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 4.

     4.2 Non-transferability and Replacement. This Warrant and all rights hereunder are not transferable except by operation of law. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Holder shall be sufficient for all purposes of this Warrant, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any transfer or replacement. In the case of the loss, theft or destruction of a Warrant, the Holder shall pay all expenses, taxes and other charges payable in connection with any replacement of this Warrant.

5.  MISCELLANEOUS PROVISIONS.

     5.1 Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered or forwarded to the Holder at c/o Mercator Advisory Group, LLC, 555 South Flower Street, Suite 4500, Los Angeles, California 90071, Attention: David F. Firestone (Facsimile No. 213/553-8285), or to such other address or number as shall have been furnished to the Company in writing by the Holder, with a copy to Sheppard Mullin Richter & Hampton LLP, 333 South Hope Street, 48th Floor, Los Angeles, California 90071-1448 Attention David C. Ulich (Facsimile No. 213/620-1398). Any notice or other document required or permitted to be given or delivered to the Company shall be delivered or forwarded to the Company at 475 Industrial Drive, West Chicago, Illinois 60185, Attention Jim Mayer (facsimile No. 630-562-1775), with a copy to Freeborn & Peters, LLP, Suite 3000, 311 South Wacker Drive, Chicago Illinois 60606, Attention: Carl R. Klein (Facsimile No. 312-360-6571), or to such other address or number as shall have been furnished to Holder in writing by the Company or to the Company by Holder.

     5.2 All notices, requests and approvals required by this Warrant shall be in writing and shall be conclusively deemed to be given (i) when hand-delivered to the other party, (ii) when received if sent by facsimile at the address and number set forth above; provided that notices given by facsimile shall not be effective, unless either (a) a duplicate copy of such facsimile notice is promptly given by depositing the same in the mail, postage prepaid and addressed to the party as set forth below or (b) the receiving party delivers a written confirmation of receipt for such notice by any other method permitted under this paragraph; and further provided that any notice given by facsimile received after 5:00 p.m. (recipient's time) or on a non-business day shall be deemed received on the next business day; (iii) five (5) business days after deposit in the United States mail, certified, return receipt requested, postage prepaid, and addressed to the party as set forth below; or (iv) the next business day after deposit with an international overnight delivery service, postage prepaid, addressed to the party as set forth below with next business day delivery guaranteed; provided that the sending party receives confirmation of delivery from the delivery service provider.

     5.3 No Rights as Shareholder; Limitation of Liability. This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company except upon exercise in accordance with the terms hereof. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     5.4 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California as applied to agreements among California residents made and to be performed entirely within the State of California, without giving effect to the conflict of law principles thereof.

     5.5 Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets and/or securities. All of the obligations of the Company relating to the Shares issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder.

     5.6 Waiver, Amendments and Headings. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (either generally or in a particular instance and either retroactively or prospectively). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

     5.7 Jurisdiction. Each of the parties irrevocably agrees that any and all suits or proceedings based on or arising under this Agreement may be brought only in and shall be resolved in the federal or state courts located in the City of Los Angeles, California and consents to the jurisdiction of such courts for such purpose. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in any such court. Each of the parties further agrees that service of process upon such party mailed by first class mail to the address set forth in Section 5.1 shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Nothing herein shall affect the right of a Holder to serve process in any other manner permitted by law. Each of the parties agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     5.8 Attorneys' Fees and Disbursements. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party or parties shall be entitled to receive from the other party or parties reasonable attorneys' fees and disbursements in addition to any other relief to which the prevailing party or parties may be entitled.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its
duly authorized officer this      day of          , 2004.

COMPANY:                                  M-WAVE, INC.

                                          By
                                           -------------------------------------
                                            Print Name: Joseph A. Turek
                                            Title: President

                                   SCHEDULE A

                           FORM OF NOTICE OF EXERCISE
                [TO BE SIGNED ONLY UPON EXERCISE OF THE WARRANT]

                    TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO EXERCISE THE WITHIN WARRANT

     The undersigned hereby elects to purchase           shares of Common Stock
(the "Shares") of M-Wave, Inc. under the Warrant to Purchase Common Stock dated
          , 2004, which the undersigned is entitled to purchase pursuant to the
terms of such Warrant. The undersigned has delivered $          , the aggregate
Warrant Price for           Shares purchased herewith, in full in cash or by
certified or official bank check or wire transfer.

     Please issue a certificate or certificates representing such shares of Common Stock in the name of the undersigned or in such other name as is specified below and in the denominations as is set forth below:

     ---------------------------------------------------------------------------
     [Type Name of Holder as it should appear on the stock certificate]

     ---------------------------------------------------------------------------
     [Requested Denominations -- if no denomination is specified, a single certificate will be issued]

     The initial address of such Holder to be entered on the books of Company shall be:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     The undersigned hereby represents and warrants that the undersigned is acquiring such shares for his own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                                          By:
                                            ------------------------------------

                                          Print Name:
                                                    ----------------------------

                                          Title:
                                               ---------------------------------

                                          Dated:
                                               ---------------------------------

                                      PROXY

                                  M-WAVE, INC.
                 SPECIAL MEETING OF STOCKHOLDERS, JULY 27, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby (i) appoints Joseph A. Turek and Jim Mayer and each of them as proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Common Stock of M-Wave, Inc. that the undersigned shall be entitled to vote at the Special Meeting of Stockholders of M-Wave, Inc., to be held at 475 Industrial Drive, West Chicago, IL 60185, on Tuesday, July 27, 2004, at 10:00 a.m. local time, and at any adjournments thereof, hereby revoking any and all proxies heretofore given and (ii) authorizes and directs said proxy holders to vote all of the shares of Common Stock of M-Wave, Inc. represented by this proxy as follows, with the understanding that if no directions are given below, said shares will be voted "For" the election of the Directors nominated by the Board of Directors, "For" the proposal to ratify the appointment of McGladrey & Pullen, LLP as the independent auditors of M-Wave, Inc., "For" the amendment to the Company's certificate of incorporation; and "For" the sale and issuance of the Company's preferred stock and warrants.

           PLEASE VOTE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)


--------------------------------------------------------------------------------

1.  Election of Directors    FOR   WITHHOLD     2. Ratify appointment of independent auditors  FOR    AGAINST   ABSTAIN

    Nominees:                                                                                  [ ]      [ ]       [ ]

    Lavern D. Kramer         [ ]    [ ]
                                                3. Approval of amendment to certificate of     FOR    AGAINST   ABSTAIN
                                                   incorporation
    Gary L. Castagna         [ ]    [ ]                                                        [ ]      [ ]       [ ]

                                                                                               FOR    AGAINST   ABSTAIN
                                                4. Approval of Sale of Preferred Stock and
    Jim Mayer                [ ]    [ ]            Warrants                                    [ ]      [ ]       [ ]

                                                5. In their discretion to act on any other     FOR    AGAINST   ABSTAIN
                                                   matters which may properly come before      [ ]      [ ]       [ ]
                                                   the special meeting.

                                                   The Board of Directors recommends you vote
                                                   FOR the above proposals

                                                   Dated:                              , 2004
                                                          -----------------------------

                                                   Signatures(s)
                                                                 ---------------------------------------------

                                                   -----------------------------------------------------------

                                                   Your signature to this proxy card should be
                                                   exactly the same as the name imprinted
                                                   herein. Persons signing as executors,
                                                   administrators, trustees or in similar
                                                   capacities should so indicate. For joint
                                                   accounts, the name of each joint owner must
                                                   be signed.


-------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                             YOUR VOTE IS IMPORTANT!

       PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE